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                                                                     EXHIBIT 4.1

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                           THE DETROIT EDISON COMPANY
                                       AND
                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
          (SUCCESSOR TO BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION)
                                     TRUSTEE

                                 ---------------

                        FIFTEENTH SUPPLEMENTAL INDENTURE

                          DATED AS OF FEBRUARY 1, 2005

                                 ---------------

                  SUPPLEMENTING THE COLLATERAL TRUST INDENTURE
                            DATED AS OF JUNE 30, 1993
                                  PROVIDING FOR

                    2005 SERIES A 4.80% SENIOR NOTES DUE 2015
                                       AND
                    2005 SERIES B 5.45% SENIOR NOTES DUE 2035

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      SUPPLEMENTAL INDENTURE, dated as of the 1st day of February 2005, between
THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan (the "Company"), and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (successor to Bank One Trust Company, National Association), a national banking association organized under the laws of the United States of America, having a corporate trust office in the City of Detroit, Michigan, as trustee (the "Trustee");

      WHEREAS, the Company has heretofore executed and delivered to the Trustee a Collateral Trust Indenture dated as of June 30, 1993 (the "Original Indenture"), as supplemented, providing for the issuance by the Company from time to time of its debt securities; and

      WHEREAS, the Company now desires to provide for the issuance of additional series of its senior debt securities pursuant to the Original Indenture; and

      WHEREAS, the Company intends hereby to designate series of debt securities which shall have the benefit of the provisions of Article Four of the Original Indenture and the other related provisions of the Original Indenture relating to the grant of security, subject to the release provisions provided for herein, and which shall have the terms and variations from the provisions of the Original Indenture as set forth herein; and

      WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture, including Section 1001 thereof, and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Fifteenth Supplemental Indenture to the Original Indenture as permitted by Sections 201 and 301 of the Original Indenture in order to establish the form or terms of, and to provide for the creation and issue of, series of its debt securities under the Original Indenture, which shall be known as the 2005 Series A 4.80% Senior Notes due 2015 and 2005 Series B 5.45% Senior Notes due 2035; and

      WHEREAS, all things necessary to make such debt securities, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Fifteenth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

      NOW, THEREFORE, THIS FIFTEENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of series of debt securities, and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Fifteenth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

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                                   ARTICLE ONE

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

      SECTION 1.01. Definitions. Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein. The following terms shall have the respective meanings set forth below:

      "Business Day" means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

      "Capitalization" means the total of all the following items appearing on, or included in, the consolidated balance sheet of the Company: (i) liabilities for indebtedness maturing more than 12 months from the date of determination; and (ii) common stock, common stock expense, accumulated other comprehensive income or loss, preferred stock, preference stock, premium on capital stock and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury, if any. Subject to the foregoing, Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and may be determined as of a date not more than 60 days prior to the happening of the event for which the determination is being made. In connection with such determination, the Company shall certify to the Trustee that it has, prior to making its final determination, consulted with the independent accountants regularly retained by the Company.

      "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg.

      "Debt" means any outstanding debt for money borrowed evidenced by notes, debentures, bonds or other securities, or guarantees of any debt.

      "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

      "Net Tangible Assets" means the amount shown as total assets on the consolidated balance sheet of the Company, less (i) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents, unamortized debt discount and expense and other regulatory assets carried as an asset on the Company's consolidated balance sheet, and (ii) appropriate adjustments, if any, on account of minority interests. Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and may be determined as of a date not more than 60 days prior to

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the happening of the event for which such determination is being made. In connection with such determination, the Company shall certify to the Trustee that it has, prior to making its final determination, consulted with the independent accountants regularly retained by the Company.

      "Operating Property" means (i) any interest in real property owned by the Company and (ii) any asset owned by the Company that is depreciable in accordance with generally accepted accounting principles, excluding, in either case, any interest of the Company as lessee under any lease (except for a lease that results from a Sale and Lease-Back Transaction) that has been or would be capitalized on the books of the lessee in accordance with generally accepted accounting principles.

      "Original Issue Date" means February 7, 2005.

      "Pledged Bonds" means the related series of Bonds and any other Mortgage Bonds issued to secure Securities subject to the release provisions provided herein or in any other supplemental indenture to the Original Indenture.

      "Purchase Agreement" means the Purchase Agreement dated February 2, 2005, among the Company, Citigroup Global Markets Inc. and Barclays Capital Inc., as Representatives of the several initial purchasers named therein.

      "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

      "Registration Agreement" means the Registration Rights Agreement dated February 7, 2005, among the Company, Citigroup Global Markets Inc. and Barclays Capital Inc., as Representatives of the several initial purchasers referred to therein.

      "Registration Statement" has the meaning set forth in the Registration Agreement.

      "Regulation S" means Regulation S under the Securities Act.

      "Release Date" means the date as of which all Mortgage Bonds, (i) other than the Pledged Bonds, including the related series of Bonds, and (ii) other than outstanding Mortgage Bonds (exclusive of Pledged Bonds), which do not in aggregate principal amount exceed the greater of 5% of the Net Tangible Assets of the Company or 5% of the Capitalization of the Company, have been retired through payment, redemption or otherwise, provided that no default or Event of Default has occurred and, at such time, is continuing under the Original Indenture.

      "Restricted Period" with respect to any Securities means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Original Issue Date with respect to such Securities.

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      "Restricted Securities Legend" means the legend set forth in Section
2.04(e)(i) herein.

      "Rule 144A" means Rule 144A under the Securities Act.

      "Sale and Lease-Back Transaction" means any arrangement with any person providing for the leasing to the Company of any Operating Property (except for leases for a term, including any renewal or potential renewal, of not more than 48 months), which Operating Property has been or is to be sold or transferred by the Company to the person; provided, however, Sale and Lease-Back Transaction shall not include any arrangement first entered into prior to the date hereof and shall not include any transaction pursuant to which the Company sells Operating Property to, and thereafter purchases energy or services from, any entity, which transaction is ordered or authorized by any regulatory authority having jurisdiction over the Company or its operations or is entered into pursuant to any plan or program of industry restructuring ordered or authorized by any such regulatory authority.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Substitute Mortgage" means a mortgage indenture of the Company, other than the Mortgage, designated by the Company to the Trustee as a Substitute Mortgage pursuant to Section 4.03 hereof. The lien of the Substitute Mortgage shall have such priority, and be with respect to such property, as shall be specified by the Company in its sole discretion.

      "Substitute Mortgage Bonds" means any mortgage bonds issued by the Company under a Substitute Mortgage and delivered to the Trustee pursuant to Section
4.03 hereof or pursuant to the comparable provision of any other supplemental indenture relating to Securities subject to the release provisions.

      "Value" means, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (i) the net proceeds to the Company from the sale or transfer of the property leased pursuant to the Sale and Lease-Back Transaction or (ii) the net book value of the property, as determined by the Company in accordance with generally accepted accounting principles at the time of entering into the Sale and Lease-Back Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of the Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of the term, without regard, in any case, to any renewal or extension options contained in the lease.

      SECTION 1.02. Section References. Each reference to a particular section set forth in this Fifteenth Supplemental Indenture shall, unless the context otherwise requires, refer to this Fifteenth Supplemental Indenture.

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                                   ARTICLE TWO

                        TITLE AND TERMS OF THE SECURITIES

      SECTION 2.01. Title of the Securities; Stated Maturity. This Fifteenth Supplemental Indenture hereby establishes two separate series of Securities, which shall be known as the Company's "2005 Series A 4.80% Senior Notes due 2015" (the "4.80% Notes") and the "2005 Series B 5.45% Senior Notes due 2035" (the "5.45% Notes," and together with the 4.80% Notes, the "Notes"). For purposes of the Original Indenture, each series of the Notes shall separately constitute a single series of Securities. The Stated Maturity on which the principal of the 4.80% Notes shall be due and payable will be February 15, 2015. The Stated Maturity on which the principal of the 5.80% Notes shall be due and payable will be February 15, 2035.

      The Securities issued on the date hereof will be (a) offered and sold by the Company pursuant to the Purchase Agreement and (b) resold initially only to
(i) QIBs in reliance on Rule 144A (such resold Securities to be referred to herein as the "Rule 144A Securities") and (ii) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S (such resold Securities to be referred to herein as the "Regulation S Securities" and, together with the Rule 144A Securities, the "Transfer Restricted Securities"). Such Transfer Restricted Securities may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S.

      SECTION 2.02. Certain Variations from the Original Indenture. (a) The Notes shall have the benefit of the provisions of Article Four of the Original Indenture and shall have the benefit of, or be subject to, the other related provisions of the Original Indenture relating to the grant of security, including (for avoidance of doubt and not for purposes of limitation) the Granting Clause, the definitions of "Deliverable Mortgage Bonds," "Deliverable Securities," "Designated Mortgage Bonds," "Grant," "Mortgage," "Mortgage Bonds," "Mortgage Trustee," "Previously Delivered Mortgage Bonds," and "Trust Estate,"
Section 301 (20), Sections 301 (a) (v), (ix), (x) and (xi), Sections 301 (b)
(ii) and (iii), Section 301 (d), and Sections 601(4) and (8), subject, in each case, to the release provisions provided for in Section 4.02 herein. In addition, on and after the Release Date, unless Substitute Mortgage Bonds are issued to secure the Notes, the Notes shall have the benefit of the additional covenants set forth in Article Three hereof.

      (b) Section 503 of the Original Indenture shall apply to the Notes. The following shall be an additional condition to defeasance of the Notes under
Section 503: the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Fifteenth Supplemental Indenture, there has been a change in the applicable U.S. Federal income tax law, in either case to the effect that, the Holders of such Outstanding Notes appertaining thereto will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such defeasance and will be subject to

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U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, and, also, to the effect that, after the 123rd day after the date of deposit, all money and other property as provided pursuant to Section 503 of the Original Indenture (including the proceeds thereof) deposited or caused to be deposited with the Trustee (or other qualifying trustee) pursuant to Section 503 of the Original Indenture to be held in trust will not be subject to any case or proceeding (whether voluntary or involuntary) in respect of the Company under any Federal or State bankruptcy, insolvency, reorganization or other similar law, or any decree or order for relief in respect of the Company issued in connection therewith.

      SECTION 2.03. Amount and Denominations; DTC.

      (a) The aggregate principal amount of Notes that may be issued under this Fifteenth Supplemental Indenture is limited initially to $200,000,000 (in the case of the 4.80% Notes), and $200,000,000 (in the case of the 5.45% Notes) (except, in each case, as provided in Section 301(2) of the Original Indenture); provided that the Company may, without the consent of the Holders of the Outstanding Notes of any series, "reopen" each series of the Notes so as to increase the aggregate principal amount of such Notes Outstanding in compliance with the procedures set forth in the Original Indenture, including Section 301 and Section 303 thereof, so long as any such additional Notes have the same terms, conditions and CUSIP number (including, without limitation, rights to security and to receive accrued and unpaid interest) as the Notes of such series then Outstanding. No additional Notes of a series may be issued if an Event of Default has occurred with respect to that series. The Notes shall be issuable only in fully registered form and, as permitted by Section 301 and Section 302 of the Original Indenture, in denominations of $1,000 and integral multiples thereof. The Notes will initially be issued in global form (the "Global Securities") under a book-entry system, registered in the name of The Depository Trust Company, as depositary ("DTC"), or its nominee, which is hereby designated as "Depositary" under the Indenture.

      (b) If (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Securities or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, and, in either such case, the Company does not appoint a successor Depositary within 90 days thereafter, or (ii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, certificates for the Notes will be registered and delivered to the Holders of record. Upon receipt of a withdrawal request from the Company, the Depositary will notify its participants of the receipt of a withdrawal request from the Company, notifying participants that they may utilize the Depositary's withdrawal procedures if they wish to withdraw their securities from the Depositary. To the extent that the book-entry system is discontinued or, if the Company fails to appoint a successor Depositary, certificates for the Notes will be registered and delivered to the Holders of record.

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      SECTION 2.04. Transfer and Exchange.

      (a) Transfer and Exchange of Definitive Securities. When Registered Securities are presented to the Security Registrar with a request:

            (i) to register the transfer of such Registered Securities; or

            (ii) to exchange such Registered Securities for Registered Securities of the same series of any authorized denominations of the same aggregate principal amount and Stated Maturity, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Registered Securities surrendered for transfer or exchange:

                  (A) shall be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (B) are accompanied by the following additional information and documents, as applicable:

                        (x) if such Registered Securities are being delivered to
                  the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Transfer Restricted Security); or

                        (y) if such Registered Securities are being transferred
                  to the Company, a certification to that effect (in the form set forth on the reverse side of the Transfer Restricted Security); or

                  (C) if such Registered Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Transfer Restricted Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in
      Section 2.04(e)(i).

            In case of redemption, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so

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selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Registered Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Registered Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

                  (i) certification (in the form set forth on the reverse side of the Transfer Restricted Security) that such Registered Security is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

                  (ii) written instructions directing the Trustee to make, or to direct the Securities custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Registered Security and cause, or direct the Securities custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Registered Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Registered Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to Section 2.03(b), the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

            (c) Transfer and Exchange of Global Securities.

                  (i) The transfer and exchange of Global Securities or beneficial interests herein shall be effected through the Depositary, in accordance with this Fifteenth Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the

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transfer shall be debited by an amount equal to the beneficial interest in the
Global Security being transferred. Transfers by an owner of a beneficial interest in a Rule 144A Global Security to a transferee who takes delivery of such interest through a Regulation S Global Security, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification (in the form set forth on the reverse side of the Transfer Restricted Security) from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

                  (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

                  (iii) Notwithstanding any other provisions of this Fifteenth Supplemental Indenture (other than the provisions set forth in Section 2.03), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (iv) In the event that a Global Security is exchanged for Registered Securities pursuant to Section 2.03(b) prior to the effectiveness of a Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.04 (including the certification requirements set forth on the reverse of the Transfer Restricted Security intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

            (d) Restrictions on Transfer of Regulation S Global Security.

                  (i) Prior to the expiration of the Restricted Period, interests in a Regulation S Global Security may only be held through Euroclear or Clearstream. During the Restricted Period, beneficial ownership interests in a Regulation S Global Security may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the applicable procedures and only
(A) to the Company, (B) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom

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notice is given that the resale, pledge or transfer is being made in reliance on
Rule 144A, (C) in an offshore transaction in accordance with Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United
States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Security to a transferee who takes delivery of such interest through a Rule 144A Global Security shall be made only in accordance with the applicable procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Transfer Restricted Security to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period.

                  (ii) Upon the expiration of the Restricted Period, beneficial ownership interests in a Regulation S Global Security shall be transferable in accordance with applicable law and the other terms of the Indenture.

            (e) Legends for Securities.

                  (i) Except as permitted by the following paragraphs (ii),
(iii), or (iv), each Security certificate evidencing the Global Securities and the Registered Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
(5) TO THE DETROIT EDISON COMPANY OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

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            Each Security evidencing a Global Security offered and sold to QIBs pursuant to Rule 144A shall bear an additional legend in substantially the following form:

EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            Each Security offered and sold pursuant to Regulation S shall bear an additional legend in substantially the following form:

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THE NOTES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.

            Each Registered Security shall bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security that is a Registered Security, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Registered Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Transfer Restricted Security).

                  (iii) After a transfer of any Transfer Restricted Securities during the period of the effectiveness of a Registration Statement with respect to such Transfer Restricted Securities, as the case may be, all requirements pertaining to the Restricted Securities Legend on such Transfer Restricted Securities shall cease to apply and the requirements that any such Transfer Restricted Securities be issued in global form shall continue to apply.

                  (iv) Upon a sale or transfer after the expiration of the Restricted Period of any Transfer Restricted Security acquired pursuant to Regulation S, all requirements that such

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Transfer Restricted Security bear the Restricted Securities Legend shall cease to apply and the requirements that any such Transfer Restricted Security be issued in global form shall continue to apply.

      SECTION 2.05. Certain Terms of the Notes.

      (a) The 4.80% Notes shall bear interest at the rate of 4.80% per annum and the 5.45% Notes shall bear interest at the rate of 5.45% per annum on the respective principal amount thereof from the date of original issuance, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of such series of Notes becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. The Notes shall bear additional interest ("Additional Interest") pursuant to the Registration Agreement upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable Interest Payment Date to the same persons and in the same manner as provided for herein for payment of ordinary interest. Interest on the Notes will be payable semi-annually in arrears on February 15 and August 15 of each year (each such date, an "Interest Payment Date"), commencing August 15, 2005. The amount of interest payable for any period shall be computed on the basis of a 360-day year and twelve 30-day months.

      (b) In the event that any Interest Payment Date, redemption date or other date of Maturity of the Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to any Note will, as provided in the Original Indenture, be paid to the person in whose name the Note (or one or more Predecessor Securities, as defined in the Original Indenture) is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the "Regular Record Date"). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name the Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the applicable Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Original Indenture. The principal of, and premium, if any, and the interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Notes are Global Securities and are held in book-entry form through the facilities of the Depositary, payments on the Notes will be made to the Depositary or its nominee in accordance with arrangements then in effect between the Trustee and the Depositary.

      (c) The Notes are not subject to repayment at the option of the Holders thereof and are not subject to any sinking fund. As provided in the forms of Notes attached hereto as Exhibit A and Exhibit B, respectively, the Notes are subject to optional redemption, as a whole or in part, by the Company prior to Stated Maturity of the principal thereof on the terms set forth therein. Except as modified in the forms of Notes, redemptions shall be effected in accordance with Article Twelve of the Original Indenture.

      (d) The Notes shall have such other terms and provisions as are set forth in the forms of Notes attached hereto as Exhibit A and Exhibit B, as applicable (each of which are incorporated by reference in and made a part of this Fifteenth Supplemental Indenture as if set forth in full at this place).

      SECTION 2.06. Forms of Notes. Attached hereto as Exhibit A is the form of the definitive 4.80% Note. Attached hereto as Exhibit B is the form of the definitive 5.45% Note. If the Company elects to have the Notes secured by Substitute Mortgage Bonds on and after the Release Date, the terms of such Notes shall be amended to make appropriate reference to the Substitute Mortgage and the Substitute Mortgage Bonds; provided, that the consent of Holders shall not be required in connection with such amendment.

                                  ARTICLE THREE

                              ADDITIONAL COVENANTS

      SECTION 3.01. Limitations on Liens. (a) From and after the Release Date, unless Substitute Mortgage Bonds are issued to secure the Notes, so long as any Notes are outstanding, the Company may not issue, assume, guarantee (including any contingent obligation to purchase) or permit to exist any Debt that is secured by any mortgage, security interest, pledge or lien ("Lien") of or upon any Operating Property owned by the Company, whether owned at the Release Date or subsequently acquired, without effectively securing the Notes (together with, if the Company shall so determine, any other indebtedness of the Company ranking equally with the Notes) equally and ratably with the Debt (but only so long as the Debt is so secured).

      The foregoing restriction will not apply to:

      (i) Liens on any Operating Property existing at the time of its acquisition and not created in contemplation of the acquisition;

      (ii) Liens on Operating Property of a corporation existing at the time the corporation is merged into or consolidated with the Company, or at the time the corporation disposes of substantially all of its properties (or those of a division) to the Company, provided that the Lien is not extended to property owned by the Company immediately prior to the merger, consolidation or other disposition and is not created in contemplation of the merger, consolidation or other disposition;

      (iii) Liens on Operating Property to secure the cost of acquisition, construction, development or substantial repair, alteration or improvement of such property or to secure indebtedness incurred to provide funds for any of these purposes or for reimbursement of funds previously expended for any of these purposes, provided the Liens are created or assumed contemporaneously with, or within 18 months after, the acquisition or the completion of substantial repair or alteration, construction, development or substantial improvement or within 6 months thereafter pursuant to a commitment for financing arranged with a lender or investor within such 18-month period;

      (iv) Liens in favor of the United States or any state or any department, agency or instrumentality or political subdivision of the United States or any state, or for the benefit of holders of securities issued by any of these entities, to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving the Operating Property; or

      (v) Any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the exceptions listed above, provided, however, that the principal amount of Debt secured thereby and not otherwise authorized by those exceptions listed above shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

      (b) Notwithstanding the foregoing restrictions, the Company may issue, assume or guarantee Debt secured by a Lien which would otherwise be subject to the foregoing restrictions up to an aggregate amount which, together with all other of the Company's secured Debt (not including secured Debt permitted under any of the foregoing exceptions) and the Value of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions the proceeds of which have been applied to the retirement of certain indebtedness, Sale and Lease-Back Transactions in which the property involved would have been permitted to be subjected to a Lien under any of the foregoing exceptions, and Sale and Lease-Back Transactions that are permitted by the first sentence of Section 3.02 below), does not exceed the greater of 10% of the Company's Net Tangible Assets or 10% of the Company's Capitalization. The foregoing restrictions do not limit the Company's ability to place Liens on (i) the capital stock of any of the Company's subsidiaries or (ii) the assets of any of the Company's subsidiaries.

      SECTION 3.02. Limitations on Sale and Lease-Back Transactions. So long as the Notes are outstanding from and after the Release Date, unless Substitute Mortgage Bonds are issued to secure the Notes, the Company may not enter into or permit to exist any Sale and Lease-Back Transaction with respect to any Operating Property (except for leases for a term, including any renewal or potential renewal, of not more than 48 months), if the purchaser's commitment is obtained more than 18 months after the later of the completion of the acquisition, construction or development of the Operating Property or the placing in operation of the Operating Property or of the Operating Property as constructed or developed or substantially repaired, altered or improved. This restriction will not apply if (a) the Company would be entitled pursuant to
Section 3.01(a) above to issue, assume, guarantee or permit to exist Debt secured by a Lien on the Operating Property without equally and ratably securing the Notes, (b) after giving effect to the Sale and Lease-Back Transaction, pursuant to Section 3.01(b) above, the Company could incur, at least $1.00 of additional Debt secured by Liens (other than Liens permitted by clause (a)), or
(c) the Company applies within 180 days an amount equal to, in the case of a sale or transfer for cash, the net proceeds (not less than the fair value of the Operating Property so leased), and, otherwise, an amount equal to the fair value (as determined by the Board of Directors of the Company) of the Operating Property so leased to the retirement of Notes or other Debt of the Company ranking equally with the Notes; provided, however, that any such retirement of Notes shall be in accordance with the terms and provisions of the Indenture and the Notes; provided, further, that the amount to be applied to such retirement of Notes or other Debt shall be reduced by an amount equal to the sum of (a) an amount equal to the redemption price with respect to Notes delivered within such one hundred eighty (180)-day period to the Trustee for retirement and cancellation and (b) the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms of other Debt voluntarily retired by the Company within such one hundred eighty (180)-day period, excluding in each case retirements pursuant to mandatory sinking fund or prepayment provisions and payments at Stated Maturity.

      SECTION 3.03. Waiver. Section 1109 of the Original Indenture shall apply to the covenants set forth in Sections 3.01 and 3.02 above at any time such covenants are in effect.

                                  ARTICLE FOUR

                         SECURITY AND RELEASE PROVISIONS

      SECTION 4.01. Security. Subject to Section 4.02 below, as provided in and pursuant to Article Four of the Original Indenture, each series of the Notes will be secured as to payments of principal, interest and premium, if any, by a series of Mortgage Bonds (the "General and Refunding Mortgage Bonds, 2005 Series A", in the case of the 4.80%

Notes, and the "General and Refunding Mortgage Bonds, 2005 Series B", in the case of the 5.45% Notes, or singly or collectively, the "Bonds", the "Bonds of the related series" or the "related series of Bonds") of the Company to be issued concurrently with the issuance of the Notes under and secured by a Mortgage and Deed of Trust, dated as of October 1, 1924, between the Company and J.P. Morgan Trust Company, National Association, as successor trustee (the "Mortgage Trustee"), as amended and supplemented by various supplemental indentures, including the supplemental indenture, dated as of February 1, 2005, creating the Bonds (collectively, the "Mortgage"), pledged by the Company for the benefit of the Holders of the respective series of Notes to the Trustee under this Fifteenth Supplemental Indenture. The Bonds of each series shall be issued in an aggregate principal amount equal to the aggregate principal amount of the related series of the Notes.

      SECTION 4.02. Release. Until the Release Date and subject to Article Four of the Original Indenture, the Bonds of the related series issued and delivered to the Trustee shall serve as security for any and all obligations of the Company under all Notes of the applicable series from time to time Outstanding, including, but not limited to (1) the full and prompt payment of the principal and premium, if any, on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or such Notes, either at the Stated Maturity thereof, upon acceleration of the maturity thereof, upon redemption, or otherwise, and (2) the full and prompt payment of any interest on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such Notes including, if and to the extent provided for in such Notes, interest on overdue installments of principal and (to the extent permitted by law) interest on overdue installments of interest.

      Each supplemental indenture to the Mortgage pursuant to which any Bonds are issued shall contain a provision to the effect that any payment by the Company hereunder of principal of or premium or interest on Notes which shall have been authenticated and delivered in connection with the issuance and delivery to the Trustee of such Bonds (other than by the application of the proceeds of a payment in respect of such Bonds) shall to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of such Bonds which is then due.

      Notwithstanding anything in the Original Indenture to the contrary, from and after the Release Date, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Bonds shall be deemed satisfied and discharged as provided in the supplemental indenture or indentures to the Mortgage creating such Bonds and the Bonds shall cease to secure in any manner Notes theretofore or subsequently issued; the Trustee shall thereupon surrender the Bonds to the Mortgage Trustee for cancellation and execute and deliver such proper instruments of release as may be required. From and after the Release Date, all Notes, whether theretofore or subsequently issued, shall, at the Company's option, either (i) become unsecured or (ii) be secured by Substitute Mortgage Bonds pursuant to Section 4.03 below, and any conditions to the issuance of Notes that refer or relate to Bonds or the Mortgage shall be inapplicable (except as such conditions shall be deemed to refer to Substitute Mortgage Bonds or a Substitute Mortgage pursuant to Section
4.03 below). From and after the Release Date, the Company shall not issue any additional Mortgage Bonds, including Pledged Bonds, under the Mortgage. Notice of the occurrence of the Release Date shall be given by the Trustee to the Holders of the Notes in the manner provided for in the Original Indenture not later than 30 days after the Company notifies the Trustee of the occurrence of the Release Date.

      In connection with the establishment of the occurrence of the Release Date, the Trustee shall be entitled to receive, may presume the correctness of, and shall be fully protected in relying upon, an Officers' Certificate designating the Release Date and stating that the conditions to the occurrence of the Release Date have been satisfied.

      When the obligation of the Company to make payments with respect to the principal of, and premium, if any, and interest on all or any part of the Bonds shall be satisfied or deemed satisfied pursuant to the Original Indenture or pursuant to this Fifteenth Supplemental Indenture, the Trustee shall, upon written request of the Company, deliver to the Company without charge therefor all of the Bonds so satisfied or deemed satisfied, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Bonds delivered to the Company in accordance with this Section shall be delivered by the Company to the Mortgage Trustee for cancellation.

      SECTION 4.03. Substitute Mortgage Bonds.

      (a) The Company shall notify the Trustee not less than 90 days prior to the Release Date (or such shorter period as the Company and the Trustee may agree) that the Company has determined to deliver to the Trustee on the Release Date Substitute Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of Notes and any other Securities subject to the release provisions Outstanding on the Release Date, in trust for the benefit of the Holders from time to time of the Notes and any other Securities subject to the release provisions issued under the Original Indenture, as supplemented, as security for any and all obligations of the Company under the Notes and any other Securities subject to the release provisions, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the Notes and any other Securities subject to the release provisions when and as the same shall become due and payable in accordance with the terms and provisions of the Original Indenture, as supplemented, or the Notes or such other Securities subject to the release provisions, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the Notes and any other Securities subject to the release provisions when and as the same shall become due and payable in accordance with the terms and provisions of the Original Indenture, as supplemented, or the Notes or such other Securities subject to the release provisions.

      (b) The Substitute Mortgage Bonds to be delivered pursuant to the notice described in Section 4.03(a) shall be delivered in separate series and issues corresponding to the series and issues of Notes and other Securities subject to the release provisions Outstanding on the Release Date, each series or issue of Substitute Mortgage Bonds having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, as the related series or issue of Notes or other Securities subject to the release provisions outstanding on the Release Date. The Company shall enter into a Substitute Mortgage for the issuance of Substitute Mortgage Bonds, and designate it as such in the notice.

      (c) The notice described in Section 4.03(a) shall also state that on the Release Date the Company shall deliver to the Trustee a supplemental indenture to the Original Indenture that will provide, among other things, that upon the issuance of Notes and other Securities subject to the release provisions on or after the Release Date, the Company shall deliver to the Trustee in trust for the benefit of the Holders as described in Section 4.03(a) hereof, and the Trustee shall accept therefor, related series of Substitute Mortgage Bonds registered in the name of the Trustee and conforming to the requirements therein specified.

      (d) The determination whether to deliver Substitute Mortgage Bonds shall be made in the Company's sole discretion and without any obligation to do so.

      (e) In the event that the Company does not deliver the notice described in
Section 4.03(a), the Notes and other Securities subject to the release provisions Outstanding on the Release Date shall, as of the Release Date, no longer be entitled to the benefit of the pledge of the Pledged Bonds and shall thereafter be general unsecured obligations of the Company.

      (f) Article Four and related provisions of the Original Indenture shall apply to Substitute Mortgage Bonds pledged to the Trustee hereunder and the provisions thereof shall be deemed to refer to the Substitute Mortgage and the Substitute Mortgage Bonds. If the Company elects to have the Notes secured by Substitute Mortgage Bonds on and after the Release Date, Article Four and related provisions may be amended to make appropriate reference to the Substitute Mortgage and the Substitute Mortgage Bonds; provided, that the consent of Holders shall not be required in connection with such amendment.

      SECTION 4.04. Events of Default.

      (a) On and after the Release Date, Section 601(8) of the Original Indenture shall no longer apply to the Notes.

      For purposes of the Notes, Section 601(8) of the Original Indenture shall read "the occurrence of an "event of default" as such term is defined in the Mortgage; or"

      (b) On and after the Release Date, if the Notes become secured by Substitute Mortgage Bonds pursuant to Section 4.03 above, the occurrence of a "default" (as defined in the Substitute Mortgage) shall constitute an Event of Default under Section 601 of the Original Indenture with respect to the Notes and the references in Section 601(4) of the Original Indenture and related provisions to "Mortgage Bonds" shall be deemed to refer to "Substitute Mortgage Bonds."

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

      The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Fifteenth Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

      Except as expressly amended hereby and by the supplemental indenture appointing the Trustee as successor trustee, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Fifteenth Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

      This Fifteenth Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

      This Fifteenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.

                                          THE DETROIT EDISON COMPANY

                                          By: __________________________________
                                              N. A. Khouri
                                              Vice President and  Treasurer

   ATTEST:

   By: _______________________________
       Teresa M. Sebastian
       Assistant Corporate Secretary

                                          J.P. MORGAN TRUST COMPANY,
                                          NATIONAL ASSOCIATION, as Trustee

                                          By: __________________________________
                                          Name:
                                          Title:

ATTEST:

By: __________________________________
Name:
Title:

                                                                       EXHIBIT A

            THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                              [RESTRICTIVE LEGEND]

                        [RULE 144A LEGEND, IF APPLICABLE]

                      [REGULATION S LEGEND, IF APPLICABLE]

NO. R-__                                                         $

                           THE DETROIT EDISON COMPANY

                    2005 SERIES A 4.80% SENIOR NOTES DUE 2015

Principal Amount:  $200,000,000

Authorized Denomination:  $1,000

Regular Record Date: close of business on the 15th calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date

Original Issue Date: February 7, 2005

Stated Maturity:  February 15, 2015

Interest Payment Dates: February 15 and August 15 of each year, commencing August 15, 2005

Interest Rate: 4.80% per annum

      THE DETROIT EDISON COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the office or agency of the Company in The City of New York, New York, the principal sum of ________________________________ ($____________) on February 15, 2015
(the "Stated Maturity"), in the coin or currency of the United States, and to pay interest thereon from the Original

Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in arrears on each Interest Payment Date as specified above, commencing on August 15, 2005, and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is due and payable, and on any overdue principal and premium and on any overdue installment of interest. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted Interest, notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

      This Note shall bear additional interest ("Additional Interest") pursuant to the Registration Agreement upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable Interest Payment Date to the same persons and in the same manner as provided for herein, and in the Indenture, for payment of ordinary interest.

      Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and premium, if any, and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. In the event that any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, then the required payment of principal, premium, if any, and interest will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. "Business Day" means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

      Payment of principal of, premium, if any, and interest on the Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent (as defined in the Indenture). If any of the Notes of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      UNTIL THE RELEASE DATE (AS DEFINED BELOW), THIS NOTE SHALL BE SECURED BY GENERAL AND REFUNDING MORTGAGE BONDS, 2005 Series A (THE "MORTGAGE BONDS") ISSUED AND DELIVERED BY THE COMPANY TO THE TRUSTEE (AS DEFINED BELOW) UNDER THE COMPANY'S SUPPLEMENTAL INDENTURE DATED AS OF FEBRUARY 1, 2005, SUPPLEMENTING THE MORTGAGE AND DEED OF TRUST DATED AS OF OCTOBER 1, 1924 BETWEEN THE COMPANY AND J.P. MORGAN TRUST COMPANY, NATIONAL

ASSOCIATION (THE "MORTGAGE TRUSTEE"), PLEDGED BY THE COMPANY FOR THE BENEFIT OF THE HOLDERS OF THE NOTES TO THE TRUSTEE UNDER THE INDENTURE (THE "MORTGAGE"). ON THE RELEASE DATE, THE NOTES SHALL CEASE TO BE SECURED BY SUCH MORTGAGE BONDS AND, AT THE COMPANY'S OPTION, SHALL EITHER (1) BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (2) BE SECURED BY SUBSTITUTE MORTGAGE BONDS UNDER A SUBSTITUTE MORTGAGE.

      This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

      Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      This Note is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to a Collateral Trust Indenture dated as of June 30, 1993 (the "Original Indenture") duly executed and delivered between the Company and J.P. Morgan Trust Company, National Association, as Trustee (herein referred to as the "Trustee"), as supplemented through and including a Fifteenth Supplemental Indenture dated as of February 1, 2005 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

      This Note is not subject to repayment at the option of the Holder hereof. Except as provided below, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

      This Note will be redeemable at the option of the Company, in whole at any time or in part from time to time (any such date of optional redemption, an "Optional Redemption Date," which shall be a "Redemption Date" for purposes of the Indenture), at an optional redemption price (which shall be a "Redemption Price" for purposes of the Indenture) equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest of this Note to be redeemed (not including any portion of any payments of interest accrued to the Optional Redemption Date) until Stated Maturity, in each case discounted from their respective scheduled payment dates to such Optional Redemption Date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 15 basis points, as determined by the Reference Treasury Dealer (as defined below), plus, in each case, accrued and unpaid interest thereon to the date of redemption.

      Notwithstanding the foregoing, installments of interest on this Note that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.

      "Adjusted Treasury Rate" means, with respect to any Optional Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Optional Redemption Date assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

      "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of this Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Note.

      "Comparable Treasury Price" means, with respect to any Optional Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than two such Reference Treasury Dealer Quotations, the average of all such quotations, or
(iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

      "Reference Treasury Dealer" means each of: (i) Barclays Capital Inc. and Citigroup Global Markets Inc. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.

      "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.

      Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.

      If notice has been provided in accordance with the Indenture and funds for the redemption of this Note called for redemption have been made available on the Redemption Date, this Note will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holder hereof will be to receive payment of the Redemption Price.

      The Company will notify the Trustee at least 60 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and the Redemption Date. If the Company elects to redeem all or a portion of the Notes, the redemption will be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price. If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed in a manner it deems fair and appropriate in accordance with the terms of the Indenture.

      In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the registered Holders of not less than a majority in aggregate principal amount of the outstanding Securities of each series affected at the time, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the registered Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate of or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the registered Holder of each Security so affected or (ii) reduce the aforesaid percentage of Securities, the registered Holders of which are required to consent to any such supplemental indenture, without the consent of the registered Holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting (i) the registered Holders of at least 66 2/3% in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of a majority in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

      Prior to the Release Date, the Notes of this series shall be secured by a series of Mortgage Bonds (the "Related Series of Bonds"), delivered by the Company to the Trustee for the benefit of the Holders of the Notes. Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as Holder of the Related Series of Bonds, the property mortgaged and pledged under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Related Series of Bonds are secured and the circumstances under which additional Mortgage Bonds may be issued.

      FROM AND AFTER SUCH TIME AS ALL BONDS, OTHER THAN (1) PLEDGED BONDS, INCLUDING THE RELATED SERIES OF BONDS, AND (2) MORTGAGE BONDS (EXCLUSIVE OF PLEDGED BONDS), WHICH DO NOT IN AGGREGATE PRINCIPAL AMOUNT EXCEED THE GREATER OF FIVE PERCENT (5%) OF NET TANGIBLE ASSETS OR FIVE PERCENT (5%) OF CAPITALIZATION, HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE MORTGAGE BONDS THE PAYMENT FOR WHICH HAS BEEN PROVIDED FOR IN ACCORDANCE WITH THE MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF, PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING (THE "RELEASE DATE"), THE RELATED SERIES OF BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

      Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

      The Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Security is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the registered Holder surrendering the same.

      As set forth in, and subject to the provisions of, the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, (ii) the Holders of not less than 25% in principal amount of the outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Note on or after the respective due dates expressed herein.

      All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed and attested, all as of the day and year first above written.

                                          THE DETROIT EDISON COMPANY

                                          By: __________________________________
                                              N.A. Khouri
                                              Vice President and Treasurer

ATTEST:

By: __________________________________
    Teresa M. Sebastian
    Assistant Corporate Secretary

                                [Corporate Seal]

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within mentioned Indenture.

                                          J.P. MORGAN TRUST COMPANY,
                                          NATIONAL ASSOCIATION
                                          as Trustee

                                          By ___________________________________
                                                   Authorized Signatory

Date: ______________, 2005

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
     (Please insert Social Security or Other Identifying Number of Assignee)

________________________________________________________________________________
     (Please print or type name and address, including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.

Dated: __________________

      NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP"). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

            This Certificate relates to $_____________ principal amount of Notes held in (check applicable space) ___ book-entry or ___ definitive form by _______________________ (the "Transferor"). The Transferor (check one box below):

            - has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

            - has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

            In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

            (1)   [_] to the Company; or

            (2) [_] pursuant to an effective registration statement under the Securities Act of 1933; or

            (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

            (4) [_] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

            (5) [_] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

            Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                          ___________________________
                                          [INSERT NAME OF TRANSFEROR]
SIGNATURE GUARANTEE

            Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

            THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                              [RESTRICTIVE LEGEND]

                        [RULE 144A LEGEND, IF APPLICABLE]

                      [REGULATION S LEGEND, IF APPLICABLE]

NO. R-__                                                             $__________

                           THE DETROIT EDISON COMPANY

                    2005 SERIES B 5.45% SENIOR NOTES DUE 2035

Principal Amount:  $200,000,000

Authorized Denomination:  $1,000

Regular Record Date: close of business on the 15th calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date

Original Issue Date: February 7, 2005

Stated Maturity:  February 15, 2035

Interest Payment Dates: February 15 and August 15 of each year, commencing August 15, 2005

Interest Rate: 5.45% per annum

      THE DETROIT EDISON COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the office or agency of the Company in The City of New York, New York, the principal sum of _____________________________ ($_____________) on February

15, 2035 (the "Stated Maturity"), in the coin or currency of the United States, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in arrears on each Interest Payment Date as specified above, commencing on August 15, 2005, and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is due and payable and on any overdue principal and premium and on any overdue installment of interest. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee, for the payment of such defaulted Interest notice whereof shall be given to Holders of Notes of this series not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

      This Note shall bear additional interest ("Additional Interest") pursuant to the Registration Agreement upon the occurrence of any Registration Default (as defined therein). Additional Interest shall be payable on the applicable Interest Payment Date to the same persons and in the same manner as provided for herein, and in the Indenture, for payment of ordinary interest.

      Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and premium, if any, and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. In the event that any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, then the required payment of principal, premium, if any, and interest will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. "Business Day" means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

      Payment of principal of, premium, if any, and interest on the Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent (as defined in the Indenture). If any of the Notes of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      UNTIL THE RELEASE DATE (AS DEFINED BELOW), THIS NOTE SHALL BE SECURED BY GENERAL AND REFUNDING MORTGAGE BONDS, 2005 Series B (THE "MORTGAGE BONDS") ISSUED AND DELIVERED BY THE COMPANY TO THE TRUSTEE (AS DEFINED BELOW) UNDER THE COMPANY'S SUPPLEMENTAL INDENTURE DATED AS OF FEBRUARY 1, 2005, SUPPLEMENTING THE MORTGAGE AND DEED OF TRUST DATED AS OF OCTOBER 1, 1924 BETWEEN THE COMPANY AND J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (THE "MORTGAGE TRUSTEE"), PLEDGED BY THE COMPANY FOR THE BENEFIT OF THE HOLDERS OF THE NOTES TO THE TRUSTEE UNDER THE INDENTURE (THE "MORTGAGE"). ON THE RELEASE DATE, THE NOTES SHALL CEASE TO BE SECURED BY SUCH MORTGAGE BONDS AND, AT THE COMPANY'S OPTION, SHALL EITHER (1) BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (2) BE SECURED BY SUBSTITUTE MORTGAGE BONDS UNDER A SUBSTITUTE MORTGAGE.

      This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

      Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      This Note is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to a Collateral Trust Indenture dated as of June 30, 1993 (the "Original Indenture") duly executed and delivered between the Company and J.P. Morgan Trust Company, National Association, as Trustee (herein referred to as the "Trustee"), as supplemented through and including a Fifteenth Supplemental Indenture dated as of February 1, 2005 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

      This Note is not subject to repayment at the option of the Holder hereof. Except as provided below, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

      This Note will be redeemable at the option of the Company, in whole at any time or in part from time to time (any such date of optional redemption, an "Optional Redemption Date," which shall be a "Redemption Date" for purposes of the Indenture), at an optional redemption price (which shall be a "Redemption Price" for purposes of the Indenture) equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest of this Note to be redeemed (not including any portion of any payments of interest accrued to the Optional Redemption Date) until Stated Maturity, in each case discounted from their respective scheduled payment dates to such Optional Redemption Date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 20 basis points, as determined by the Reference Treasury Dealer (as defined below), plus, in each case, accrued and unpaid interest thereon to the date of redemption.

      Notwithstanding the foregoing, installments of interest on this Note that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.

      "Adjusted Treasury Rate" means, with respect to any Optional Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Optional Redemption Date assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

      "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of this Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Note.

      "Comparable Treasury Price" means, with respect to any Optional Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than two such Reference Treasury Dealer Quotations, the average of all such quotations, or
(iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

      "Reference Treasury Dealer" means each of: (i) Barclays Capital Inc. and Citigroup Global Markets Inc. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.

      "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.

      Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.

      If notice has been provided in accordance with the Indenture and funds for the redemption of this Note called for redemption have been made available on the Redemption Date, this Note will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holder hereof will be to receive payment of the Redemption Price.

      The Company will notify the Trustee at least 60 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and the Redemption Date. If the Company elects to redeem all or a portion of the Notes, the redemption will be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price. If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed in a manner it deems fair and appropriate in accordance with the terms of the Indenture.

      In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the registered Holders of not less than a majority in aggregate principal amount of the outstanding Securities of each series affected at the time, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the registered Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate of or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the registered Holder of each Security so affected or (ii) reduce the aforesaid percentage of Securities, the registered Holders of which are required to consent to any such supplemental indenture, without the consent of the registered Holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting (i) the registered Holders of at least 66 2/3% in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of a majority in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

      Prior to the Release Date, the Notes of this series shall be secured by a series of Mortgage Bonds (the "Related Series of Bonds"), delivered by the Company to the Trustee for the benefit of the Holders of the Notes. Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as Holder of the Related Series of Bonds, the property mortgaged and pledged under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Related Series of Bonds are secured and the circumstances under which additional Mortgage Bonds may be issued.

      FROM AND AFTER SUCH TIME AS ALL BONDS, OTHER THAN (1) PLEDGED BONDS, INCLUDING THE RELATED SERIES OF BONDS, AND (2) MORTGAGE BONDS (EXCLUSIVE OF PLEDGED BONDS), WHICH DO NOT IN AGGREGATE PRINCIPAL AMOUNT EXCEED THE GREATER OF FIVE PERCENT (5%) OF NET TANGIBLE ASSETS OR FIVE PERCENT (5%) OF CAPITALIZATION, HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE MORTGAGE BONDS THE PAYMENT FOR WHICH HAS BEEN PROVIDED FOR IN ACCORDANCE WITH THE MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF, PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING (THE "RELEASE DATE"), THE RELATED SERIES OF BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

      Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

      The Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Security is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the registered Holder surrendering the same.

      As set forth in, and subject to the provisions of, the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, (ii) the Holders of not less than 25% in principal amount of the outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Note on or after the respective due dates expressed herein.

      All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed and attested, all as of the day and year first above written.

                                          THE DETROIT EDISON COMPANY

                                          By: __________________________________
                                              N.A. Khouri
                                              Vice President and Treasurer

ATTEST:

By: __________________________________
    Teresa M. Sebastian
    Assistant Corporate Secretary

[Corporate Seal]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within mentioned Indenture.

                                          J.P. MORGAN TRUST COMPANY,
                                          NATIONAL ASSOCIATION
                                          as Trustee

                                          By ___________________________________
                                                   Authorized Signatory

Date: ______________, 2005

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
     (Please insert Social Security or Other Identifying Number of Assignee)

________________________________________________________________________________
     (Please print or type name and address, including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.

Dated: __________________

      NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP"). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

            This Certificate relates to $_____________ principal amount of Notes held in (check applicable space) ___ book-entry or ___ definitive form by _______________________ (the "Transferor"). The Transferor (check one box below):

            - has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

            - has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

            In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act of 1933, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

            (1)   [_] to the Company; or

            (2) [_] pursuant to an effective registration statement under the Securities Act of 1933; or

            (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

            (4) [_] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

            (5) [_] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

            Prior to the expiration of the period referred to in Rule 144(k), unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information satisfactory to the Company and the Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                          ___________________________
                                          [INSERT NAME OF TRANSFEROR]
SIGNATURE GUARANTEE

            Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.